UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 2, 2020

Coronado Global Resources Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-56044	83-1780608
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Bill Baker Way

Beckley, West Virginia 25801

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (681) 207-7263

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a) Dismissal of Independent Registered Public Accounting Firm

KPMG LLP (“KPMG”) was previously the principal accountants for Coronado Global Resources Inc. (the “Company”). On March 2, 2020 (March 3, 2020 in Australia), the Audit, Governance and Risk Committee (the “Audit Committee”) of the Board of Directors of the Company approved the dismissal of KPMG as the Company’s independent registered public accounting firm.

KPMG’s audit reports on the Company’s consolidated financial statements as of and for the fiscal years ended December 31, 2018 and 2019 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except that KPMG’s report on the consolidated financial statements of the Company as of and for the years ended December 31, 2018 and 2019 contained a separate paragraph stating that “As discussed in Note 2 to the consolidated financial statements, the Company has changed its method of accounting for leases as of January 1, 2019 due to the adoption of Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 842, Leases.”

During the two fiscal years ended December 31, 2019, and the subsequent interim period through March 2, 2020, there were no “disagreements” (as defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions) between the Company and KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference to the subject matter of the disagreement in their reports to the Audit Committee on the consolidated financial statements for such years, except as follows: During the preparation of the Company’s financial statements for the year ended December 31, 2018, the Company and KPMG had a disagreement on the classification of a deferred tax position with respect to the corporate reorganization in August 2018 (the “Reorganization Transaction”), just prior to the Company’s initial public offering on the Australian Securities Exchange (the “Australian IPO”). At the time of the Australian IPO, the Company reflected the amount of the deferred tax liability that arose as a consequence of the Reorganization Transaction as a charge to equity rather than as a tax expense. The Audit Committee discussed the recognition and presentation of the item with KPMG prior to finalization of the Company’s consolidated financial statements as of and for the fiscal year ended December 31, 2018. The Company subsequently agreed to reflect the classification consistent with KPMG’s assessment. The presentation of this non-recurring, non-cash item was revised prior to the issuance of the Company’s consolidated financial statements as of and for the year ended December 31, 2018, and did not result in any material misstatement of the Company’s financial statements or disclosures, and KPMG issued an unqualified audit opinion. No disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions) between the Company and KPMG were reported during the period of the performance of the audit and filing of the Company’s financial statements for the fiscal year ended December 31, 2019, and in the subsequent interim period through March 2, 2020. The Company has authorized KPMG to respond fully to any inquiries that Ernst & Young (“EY”), the newly appointed independent registered public accounting firm, may make of KPMG with respect to such disagreement.

Except as described above, during the two fiscal years ended December 31, 2019, and in the subsequent interim period through March 2, 2020, there were no other “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K), except that KPMG advised the Company of a material weakness related to the recognition and presentation of the impact of the Reorganization Transaction.

The Company provided KPMG with a copy of the disclosure it is making herein in response to Item 304(a) of Regulation S-K, and requested that KPMG furnish the Company with a copy of its letter addressed to the Securities and Exchange Commission (the “SEC”), pursuant to Item 304(a)(3) of Regulation S-K, stating whether KPMG agrees with the statements made by the Company in this Current Report on Form 8-K (“Report”) in response to Item 304(a) and, if not, stating the respects in which KPMG does not agree. A copy of KPMG’s letter to the SEC dated March 6, 2020 is attached as Exhibit 16.1 to this Report.

(b) Newly Engaged Independent Registered Public Accounting Firm

On March 2, 2020 (March 3, 2020 in Australia), 2020, the Audit Committee approved the appointment of EY as the Company’s new independent registered public accounting firm, effective immediately, to perform independent audit services for the fiscal year ending December 31, 2020.

During the fiscal years ended December 31, 2018 and 2019, and the subsequent interim period through March 2, 2020 (the date of the engagement of EY), neither the Company nor anyone acting on its behalf has consulted with EY with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report nor oral advice was provided to the Company that EY concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue, except as follows: The Company engaged EY to provide it assistance in documenting the Company’s assessment on a variety of technical accounting matters and aid in the preparation of the consolidated financial statements for the purpose of the Australian IPO.

During the fiscal years ended December 31, 2018 and 2019, and the subsequent interim period through March 2, 2020 (the date of the engagement of EY), neither the Company nor anyone acting on its behalf has consulted with EY with respect to any matter that was either the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions) or “reportable event” (as defined in Item 304(a)(1)(v) of Regulation S-K), except for the Company engaging EY to provide it assistance in documenting the Company’s assessment on a variety of technical accounting matters, including the classification of a deferred tax position with respect to the Reorganization Transaction in August 2018 in preparation for the Australian IPO.

The Company provided EY with a copy of the disclosure it is making herein in response to Item 304(a) of Regulation S-K, and provided EY the opportunity to furnish a letter addressed to the SEC, pursuant to Item 304(a)(2) of Regulation S-K. EY has informed the Company that it does not intend to furnish such a letter in connection with the filing of this Report.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibit is filed with this Current Report on Form 8-K:

Exhibit No.	Description
16.1	Letter from KPMG LLP, dated March 6, 2020, regarding change in certifying accountant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Coronado Global Resources Inc.

By:	/s/ Richard Rose
Name:	Richard Rose
Title:	Vice President, Chief Legal Officer and Secretary

Date: March 6, 2020